EX-10.1

                               KEEPSMART.COM, INC.

                             1999 STOCK OPTION PLAN


1. PURPOSES. The purposes of the 1999 Stock Option Plan (the "Plan") are to attract and retain qualified personnel for positions of substantial responsibility, to provide additional incentive to the Employees of the Company or its Subsidiaries (as defined below), as well as other individuals who perform services for the Company or its Subsidiaries, and to promote the success of the Company's business. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Exchange Act (as defined below) and Section 162(m) of the Code (as defined below).

       Options granted hereunder may be either "incentive stock options", as defined in Section 422 of the Code, or "non-qualified stock options", at the discretion of the Board and as reflected in the terms of the written instrument evidencing an Option.

2.     DEFINITIONS. As used herein, the following definitions shall apply:

       (a)    "BOARD" shall mean the Board of Directors of the Company.

       (b)    "CODE" shall mean the Internal Revenue Code of 1986, as amended.

       (c) "COMMON STOCK" shall mean the Common Stock of the Company (par value $.0001 per share.)

       (d)    "COMPANY" shall mean KeepSmart.Com, Inc., a Delaware corporation.

       (e) "COMMITTEE" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

       (f) "CONTINUOUS STATUS AS AN EMPLOYEE" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board.

       (g) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

       (h) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

       (i) "INCENTIVE STOCK OPTION" shall mean a stock option intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

       (j) "NON-QUALIFIED STOCK OPTION" shall mean a stock option not intended to qualify as an Incentive Stock Option.

       (k)    "OPTION" shall mean a stock option granted pursuant to the Plan.

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       (l)    "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

       (m) "OPTIONEE" shall mean an Employee or other person who receives an Option.

       (n) "PARENT" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Internal Revenue Code of 1986, as amended.

       (o) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

       (p)    "SEC" shall mean the Securities and Exchange Commission.

       (q) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

       (r) "SUBSIDIARY" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended.

3.     STOCK.

       Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 1,706,637 shares of Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for further grant under the Plan.

4.     ADMINISTRATION.

       (a) PROCEDURE. The Company's Board of Directors may appoint a Committee to administer the Plan. The Committee shall consist of not less than three members of the Board of Directors who shall administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

       If a majority of the Board of Directors is eligible to be granted Options or has been eligible at any time within the preceding year, a Committee must be appointed to administer the Plan. The Committee must consist of not less than three members of the Board of Directors, all of whom are "non-employee directors" as defined in Rule 16b-3 of the General Rules and Regulations promulgated under the Exchange Act and "outside directors" under Section 162(m) of the Code.

       (b) POWERS OF THE BOARD. Subject to the provisions of the Plan, the Board, or the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422A of the Internal Revenue Code of 1986, as amended, or to grant Non-qualified Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the

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Plan;  (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

       (c) EFFECT OF THE BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

5.     ELIGIBILITY

       (a) GENERAL. Incentive Stock Options may be granted only to Employees. Non-qualified Stock Options may be granted to employees as well as directors (subject to the limitations set forth in Section 4), independent contractors and agents, as determined by the Board. Any person who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options. The Plan shall not confer upon any Optionee any right with respect to continuation of employment by the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment at any time.

       (b) LIMITATION ON INCENTIVE STOCK OPTIONS. No Incentive Stock Option may be granted to an Employee if, as the result of such grant, the aggregate fair market value (determined at the time each option was granted) of the Shares with respect to which such Incentive Stock Options are exercisable for the first time by such Employee during any calendar year (under all such plans of the Company and any Parent and Subsidiary) shall exceed One Hundred Thousand Dollars ($100,000).

6. TERM OF THE PLAN. The Plan shall become effective upon the earlier to occur of (i) its adoption by the Board of Directors, or (ii) its approval by vote of the holders of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. The Plan shall continue in effect until September 30, 2009 unless sooner terminated under Section 13 of the Plan.

7. TERM OF OPTION. The term of each Option shall be ten (10) years from the date of grant hereof or such shorter term as may be provided in the instrument evidencing the Option. However, in the case of an Incentive Stock Option granted to an Employee who, immediately before the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the day of grant thereof or such shorter time as may be provided in the instrument evidencing the Option.

8.     EXERCISE PRICE AND CONSIDERATION.

       (a) The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

              (i)    In the case of an Incentive Stock Option:

                     (A) granted to an Employee who, immediately before the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant, as the case may be;

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                     (B)    granted to an Employee not subject to the provisions
of Section 8(a)(i)(A), the per Share exercise price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant.

              (ii) In the case of a Non-qualified Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant.

       (b) The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices or, if applicable, the closing price of the Common Stock on the date of grant, as reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.

       (c) The consideration to be paid for the Shares to be issued upon exercise of an Option or in payment of any withholding taxes thereon, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash, check or promissory note; (ii) other Shares of Common Stock owned by the Employee having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (iii) other Options owned by the Employee having an aggregate in-the-money value equal to the aggregate exercise price of the Options being exercised (Options are in-the-money if the fair market value of the underlying Shares exceeds the exercise price of the Options),(iv) an assignment by the Employee of the net proceeds to be received from a registered broker upon the sale of the Shares or the proceeds of a loan from such broker in such amount; or
(v) any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under Delaware Law and meeting rules and regulations of the SEC to plans meeting the requirements of Section 16(b)(3) of the Exchange Act.

9.     PROCEDURES AND LIMITATIONS ON EXERCISE OF OPTIONS.

       (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and subject to such conditions as may be determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissable under the terms of the Plan.

              An Option may not be exercised for a fraction of a Share.

              An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the instrument evidencing the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan; it being understood that the Company shall take such action as may be reasonably required to permit use of an approved payment method. Until the issuance, which in no event will be delayed more than thirty (30) days from the date of the exercise of the Option, (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

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              Exercise of an Option in any manner  shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

       (b)    PROVISIONS FOR ALL INCENTIVE STOCK OPTIONS.

              The  following  provisions  shall  apply  to all  Incentive  Stock
       Options:

              (i) TERMINATION OF STATUS AS AN EMPLOYEE. If any Employee ceases to serve as an Employee, he may, but only within thirty (30) days (or such other period of time not exceeding ninety (90) days as is determined by the Board) after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise it as of the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

              (ii) DISABILITY OF AN EMPLOYEE. Notwithstanding the provisions of Section 9(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his total and permanent disability (as defined in Section 105(d)(4) of the Internal Revenue Code of 1986, as amended), he may, but only within three (3) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of disability, exercise his Option to the extent he was entitled to exercise it at the date of such disability. To the extent that he was not entitled to exercise the Option at the date of disability, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

              (iii)  DEATH  OF  OPTIONEE.  In  the  event  of  the  death  of an
Optionee:

                     (A) during the term of the Option who is at the time of his death an Employee of the Company and who shall have been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living one (1) month after the date of death; or

                     (B) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the termination of Continuous Status as an Employee, the Option may be exercised, at any time within three (3) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

10. NON-TRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock

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split or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

       In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Board of Directors of the Company shall, as to outstanding Options, either (i) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of (a) the Company
(b) the merged, consolidated or otherwise reorganized corporation or (c) the ultimate parent entity of such merged, consolidated or otherwise reorganized corporation, in each case which will be issuable in respect to one share of Common Stock of the Company; provided, only that the excess of the aggregate fair market value of the shares subject to the Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Options immediately before such substitution over the purchase price thereof, or (ii) upon written notice to an Optionee, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

12. TIME FOR GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each person to whom an Option is so granted within a reasonable time after the date of such grant.

13.    ASSUMPTION OF OPTIONS.

       In connection with the acquisition by the Company of any other business, whether by merger, purchase of assets or otherwise the Company may, under the Plan, assume options granted to employees of such acquired businesses who are thereafter employed by the Company ("Acquired Employees") on such terms as may be provided in such options; provided however, that if any of such terms are inconsistent with the provisions of the Plan, then upon such assumption such inconsistent provisions must be amended to comply with the provisions of the Plan. In addition in assuming such options, the Company may amend any of the provisions of such options as the Board in its sole discretion shall determine.

14.    AMENDMENT AND TERMINATION OF THE PLAN.

       (a) GENERAL. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the holders of a majority of the outstanding shares of the Company entitled to vote:

       (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

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       (ii)   any change in the designation of the class of persons  eligible to be granted options; or

       (iii) any material increase in the benefits accruing to participants under the Plan.

       (b) STOCKHOLDER APPROVAL. If any amendment requiring stockholder approval under Section 13(a) of the Plan is made, such stockholder approval shall be solicited as described in Section 17(a) of the Plan.

       (c)    EFFECT  OF  AMENDMENT  OR  TERMINATION.   Any  such  amendment  or
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

15. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

       As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by, or appropriate under, any of the aforementioned relevant provisions of law.

16. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

       Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

18. STOCKHOLDER APPROVAL. Continuation of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. If such stockholder approval is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. The approval of such stockholders of the Company shall be (1) solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, or (2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished.

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       If such  stockholder  approval  is  obtained  by  written  consent in the absence of a Stockholders' Meeting, it must be obtained by the written consent of stockholders of the Company who would have been entitled to cast the minimum number of votes which would be necessary to authorize such action at a meeting at which all stockholders entitled to vote thereon were present and voting.

19. OTHER PROVISIONS. The Stock Option Agreement authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Option, as the Board of Directors of the Company's shall deem advisable. Any Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary in order that such option will be an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

20. INDEMNIFICATION OF BOARD. In addition to such other rights of indemnification as they may have as directors or as members of the Board, the members of the Board shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of his duties, provided that within sixty (60) days after institution of any such action, suit or proceeding a Board member shall, in writing, offer the Company the opportunity, as its own expense, to handle and defend the same.

21. OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees and directors of the Company or any Subsidiary.

22. COMPLIANCE WITH EXCHANGE ACT RULE 16B-3 AND SECTION 162(M) OF THE CODE. Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act and Section 162(m) under the Code. To the extent any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

23. SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

24. HEADINGS, ETC., NO PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.


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